OPPENHEIMER MAIN STREET OPPORTUNITY FUND®

Supplement dated July 10, 2009 to the

Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Main Street Opportunity Fund (the "Fund") dated November 28, 2008 and is in addition to any other supplements.

The "Annual Fund Operating Expenses" table and the footnotes immediately below it, on page 7, are deleted in their entirety and replaced by the following:

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses[5]	0.25%	0.28%	0.21%	0.31%	0.07%
Total Annual Operating Expenses	1.12%	1.90%	1.83%	1.43%	0.69%

1.  A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "Choosing a Share Class" for details.
2.  Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.  Applies to shares redeemed within 12 months of purchase.
4.  Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.  "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The

     Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended

     July 31, 2008, the transfer agent fees did not exceed that expense limitation.

July 10, 2009

PS0731.020